UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2026

Expion Energy, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-41347	81-2701049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 SW Deerhound Avenue

Redmond, OR 97756

(Address of principal executive offices and zip code)

(541) 797-6714

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPON	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As discussed herein, Expion Energy, Inc. (the “Company”) is rescheduling the Company’s previously announced 2026 annual meeting of stockholders that was scheduled to be held on November 4, 2026. The Company now expects to hold its 2026 annual meeting of stockholders on December 2, 2026 and expects the record date for the Annual Meeting to be October 28, 2026.

Item 5.08.	Shareholder Director Nominations.

Rescheduling of 2026 Annual Meeting of Stockholders

The Company previously announced that it had entered into a Securities Purchase Agreement with certain purchasers (the “Purchasers”) on August 21, 2026 pursuant to which the Company issued and sold to the Purchasers 8% Convertible Debentures Due August 21, 2029 and Common Stock Purchase Warrants (the foregoing, collectively, the “Transaction Agreements”). Certain terms of the Transaction Agreements were the subject of several proposals that were scheduled to be voted upon at the Company’s previously announced 2026 annual meeting of stockholders that was scheduled to be held at 9:00 a.m. Pacific Time on November 4, 2026 (the “Original Annual Meeting”), as further described in its definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2026.

On October 22, 2026, the Company entered into an amendment and restatement of the Transaction Agreements with the Purchasers. As a result, the Company’s Board of Directors has rescheduled the Original Annual Meeting and now expects to hold its 2026 annual meeting of stockholders (the “Annual Meeting”) on December 2, 2026 and expects the record date for the Annual Meeting to be October 28, 2026. The Company will provide additional details regarding the exact time and location of, and the matters to be voted on at, the Annual Meeting in the Company’s proxy statement for the Annual Meeting, which will be filed with the SEC and mailed to stockholders.

Any proxy cards, telephone votes or internet votes that were submitted by stockholders for the Original Annual Meeting are void and will not count at the Annual Meeting. Stockholders will receive new proxy materials, including new proxy cards, new control numbers and new voting instructions for the Annual Meeting.

Stockholder Proposal and Director Nomination Deadlines

Because the scheduled date of the Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2025 annual meeting of stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the Annual Meeting previously set forth in the Company’s 2025 proxy statement are no longer applicable. Therefore, the Company is providing notice of revised deadlines in connection with the Annual Meeting as set forth below.

Revised Deadline for Rule 14a-8 Stockholder Proposals

Qualified stockholder proposals made pursuant to Rule 14a-8 (“Rule 14a-8”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be presented at the Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company no later than October 30, 2026, which the Company has determined to be a reasonable time before it expects to begin distributing its proxy materials for the Annual Meeting. Any proposal received after such date will be considered untimely for inclusion in the proxy statement. All proposals submitted pursuant to Rule 14a-8 must comply with the rules and regulations promulgated by the SEC.

Revised Deadline Under Advance Notice Bylaw Provision

The Company’s Amended and Restated Bylaws (the “Bylaws”) include separate advance notice provisions applicable to stockholders desiring to bring nominations for directors or to bring proposals before an annual meeting of stockholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, stockholders give timely written notice to the Company regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company no later than November 2, 2026.

Revised Deadline Under Universal Proxy Rules

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 2, 2026, which is the later of 60 calendar days prior to the date of the Annual Meeting and the 10th calendar day following public announcement by the Company of the date of the Annual Meeting.

Requirements Applicable to All Proposals

All stockholder proposals or notices provided in compliance with the foregoing deadlines must be received at the Company’s headquarters and addressed to: Expion Energy, Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756, Attention: Chief Financial Officer.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the Company’s intention to seek stockholder approval contemplated by the Transaction Agreements, as amended and restated. This filing does not constitute a solicitation of any vote or approval of the proposals to be voted on at any meeting of the Company’s stockholders. In connection with the Annual Meeting, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC and may file additional relevant materials with the SEC. Following the filing of a definitive proxy statement with the SEC, the Company will mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting regarding the business to be conducted at the meeting. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE MEETING.

Stockholders may obtain a copy of the proxy statement and other documents the Company files with the SEC (when they become available) free of charge through the website maintained by the SEC at www.sec.gov. In addition, the Company makes available free of charge on its investor relations website at https://investors.expion360.com copies of materials it files with, or furnishes to, the SEC.

Participants in Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the meeting of stockholders. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of the participants will be set forth in the definitive proxy statement to be filed in connection with the meeting of stockholders, which, when available, may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION ENERGY, INC.

Date: October 23, 2026	By:	/s/ Kevin Sellers
	Name:	Kevin Sellers
	Title:	Chief Executive Officer